EXHIBIT 14

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Richard M. Schapiro, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan, Julie Collett and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371
Transamerica Partners Variable Funds	Transamerica Partners Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of April, 2016.

/s/ Richard M. Schapiro
Richard M. Schapiro
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Blake S. Bostwick, a Director, Chairman of the Board and President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan, Julie Collett and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371
Transamerica Partners Variable Funds	Transamerica Partners Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of March, 2016.

/s/ Blake Bostwick
Blake Bostwick
Director, Chairman of the Board and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, C. Michael van Katwijk, a Director, Senior Vice President and Treasurer of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan, Julie Collett and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371
Transamerica Partners Variable Funds	Transamerica Partners Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of April, 2016.

/s/ C. Michiel van Katwijk
C. Michiel van Katwijk
Director, Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Eric Martin, Controller of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan, Julie Collett and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371
Transamerica Partners Variable Funds	Transamerica Partners Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of March, 2016.

/s/ Eric Martin
Eric Martin
Controller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jason Orlandi, a Director, General Counsel Senior Vice President and Secretary of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan, Julie Collett and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371
Transamerica Partners Variable Funds	Transamerica Partners Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of April, 2016.

/s/ Jason Orlandi
Jason Orlandi
Director, Corporate Counsel Vice President and Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Mark W. Mullin, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan, Julie Collett and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371
Transamerica Partners Variable Funds	Transamerica Partners Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of March, 2016.

/s/ Mark W. Mullin
Mark W. Mullin
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, William Brown, Jr., a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan, Julie Collett and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371
Transamerica Partners Variable Funds	Transamerica Partners Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of April, 2016.

/s/ William Brown Jr.
William Brown, Jr.
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, David Schulz, Director, Senior Vice President and Chief Tax Officer of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan, Julie Collett and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371
Transamerica Partners Variable Funds	Transamerica Partners Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of March, 2016.

/s/ David Schulz
David Schulz
Director, Senior Vice President and Chief Tax Officer